UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                    ____________________________________


                                  Form 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


     Date of Report (date of earliest event reported): February 4, 2004


                           PENNICHUCK CORPORATION
                           ----------------------
           (Exact name of registrant as specified in its charter)


NEW HAMPSHIRE                        0-18552        02-0177370
-------------                        -------        ----------
(State or other jurisdiction      (Commission       (IRS Employer
of incorporation)                 File Number)      Identification Number)


               Four Water Street, Nashua, New Hampshire 03060
               ----------------------------------------------
        (Address of principal executive offices, including Zip Code)


                               (603) 882-5191
                               --------------
            (Registrant's telephone number, including area code)


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Item 5 - Other Events and Regulation FD Disclosure.
---------------------------------------------------

      Pennichuck Corporation ("Company") announced that it has filed a petition for declaratory judgment seeking judicial review of and equal rights under New Hampshire law governing municipal takeover of utilities by eminent domain.

      A copy of the Company's press release dated February 4, 2004 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7 - Financial Statements and Exhibits.
-------------------------------------------

      (c)   The following exhibit is submitted herewith:

      Exhibit 99.1 Press Release - "Pennichuck Seeks Declaratory Judgment on Eminent Domain Law" dated February 4, 2004


                                  SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Pennichuck Corporation
                                       ----------------------
                                             Registrant


Dated: February 4, 2004                /s/ Charles J. Staab
                                       --------------------
                                       Charles J. Staab, Vice President,
                                       Treasurer and Chief Financial Officer

                              LIST OF EXHIBITS
                              ----------------

Exhibit No.    Description
-----------    -----------

99.1 Press Release - "Pennichuck Seeks Declaratory Judgment on Eminent Domain Law" dated February 4, 2004


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